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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549


                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported)
                                   January 26, 1998


                         FIRST PLACE FINANCIAL CORPORATION
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               (Exact name of registrant as specified in its charter)





          New Mexico                   0-25956             85-0317365
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(State or other jurisdiction of      (Commission         (I.R.S Employer
incorporation or organization)       file number)      Identification No.)




100 East Broadway, Farmington, New Mexico                    87401
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Address of principal executive offices                      Zip Code

Registrant's telephone number, including area code:  (505) 324-9500
                                                     --------------
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ITEM 5.   OTHER EVENTS

          News release dated January 26, 1998, announcing 1997 earnings and quarterly and special dividend. Shareholder letter dated February 2, 1998, reporting 1997 earnings and quarterly dividend.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  EXHIBITS

          News release from First Place Financial Corporation dated January 26, 1998.

          Shareholder letter from First Place Financial Corporation dated February 2, 1998.
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                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST PLACE FINANCIAL CORPORATION
                              -------------------------------------
                                          (Registrant)


Date:  February 3, 1998       James D. Rose
                              -------------------------------------
                              President and Chief Operating Officer